PEAR TREE FUNDS

Summary Prospectus August 1, 2011
Pear Tree Columbia Small Cap Fund                       Ordinary Shares: USBNX
Institutional Shares: QBNAX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.peartreefunds.com. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com. The current prospectus and statement of additional information dated August 1, 2011 are incorporated by reference into this summary prospectus.

Investment Objective: Maximum long-term capital appreciation.

Fee Table and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.39%	0.39%
Acquired Fund Fees and Expenses*	<0.01%	<0.01%
Total Annual Fund Operating Expenses	1.64%	1.39%

* Fees and expenses incurred indirectly by the Fund as a result of investment in shares of other investment funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$167	$518	$892	$1,945
Institutional Class	$142	$440	$761	$1,670

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in stocks of small cap companies. The Fund considers small cap companies to be those having a market capitalization (at time of purchase) from $250 million to $2 billion.

The Fund employs a “quantitative” investment approach to selecting investments. The quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. The proprietary computer models of the sub-adviser of the Fund are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors. With the benefit of these rankings, the Fund’s sub-adviser can monitor a portfolio of securities for consistency with the Fund’s investment objectives. The Fund’s sub-adviser also uses qualitative analysis, due diligence, fundamental research, and analysis of an issuer based upon its financial statements and operations to identify security or market events not otherwise captured by its models. The Fund may invest in derivatives, that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. It also may lend its securities, and it may invest in various fixed-income securities and money market funds in order to manage its cash. The Fund also may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. Below are the principal risks of investing in the Fund.

Market

The risk that movements in the securities markets or changes in the financial market conditions, such as interest rates, will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform.

Equity Securities

The value of equity securities, such as common stocks and preferred stocks, may decline or fail to appreciate as expected. Such decline may be due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income investments.

Small Cap Companies

Small cap companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small inexperienced management group. Small cap companies’ earnings and revenue tend to be less predictable than larger companies. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. Such stocks may be harder to sell at the times and priced the Fund’s sub-adviser thinks appropriate.

Securities Lending Risk

Securities lending involves two primary risks “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Non-Diversification

The Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund.

Performance

The following bar charts and tables provide some indication of the risks of investing in a Fund by showing changes in each Fund’s performance over time. The tables also compare a Fund’s performance to a broad measure of market performance that reflects the type of securities in which the Fund invests. Past performance does not necessarily indicate how the Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

[Missing Graphic Reference]

The calendar year-to-date return of the Ordinary Shares of the Fund as of 6/30/2011 is –4.09%

Best Quarter:	Q3 2009	17.75%
Worst Quarter:	Q4 2008	–33.47%

Average Annual Total Returns for the periods ended December 31, 2010
	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	26.93%	0.80%	3.26%
Ordinary Shares After Taxes on Distributions	26.84%	0.42%	2.69%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	17.63%	0.72%	2.77%
Institutional Shares Before Taxes	27.29%	1.12%	3.69%
Russell 2000 Index	26.85%	4.47%	6.33%

After-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

The Fund is managed by Pear Tree Advisors, Inc. The Fund is sub-advised by Columbia Partners, L.L.C., Investment Management (“Columbia”). The following employees of Columbia serve as the portfolio managers of the Fund:

Investment Team	Position at Columbia	Manager of the Fund Since
Robert A. von Pentz, CFA	Chief Investment Officer, Senior Equity Portfolio Manager and Research Analyst	1996
Rhys Williams, CFA	Senior Equity Portfolio Manager and Research Analyst	1997

Buying and Selling Fund Shares

You may buy or sell shares of the Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary. Generally, purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum	Contact Information
Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000 Ongoing Investment Minimum Both Classes: 50 shares	Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investments is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies my pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s internet site for more information.